UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2023

PLIANT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Avenue, South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 481-6770

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 22, 2023, Pliant Therapeutics, Inc. (the “Company”) announced 12-week interim data from the 320 mg dose group of INTEGRIS-IPF, a multinational, randomized, double-blind, placebo-controlled Phase 2a clinical trial of bexotegrast (PLN-74809) in patients with idiopathic pulmonary fibrosis (“IPF”). The 320 mg group met its primary and secondary endpoints demonstrating that bexotegrast was well tolerated over a 12-week treatment period and displayed a favorable pharmacokinetic profile. The trial’s exploratory efficacy endpoints assessed changes in forced vital capacity (“FVC”), Quantitative Lung Fibrosis (“QLF”) imaging and biomarkers. Bexotegrast at 320 mg demonstrated a statistically significant mean increase in FVC from baseline at all timepoints, surpassing all lower dose cohorts, and showed a strong treatment effect on FVC percent predicted, QLF and profibrotic biomarkers versus placebo at 12 weeks. A copy of the Company’s press release, titled “Pliant Therapeutics Announces Positive Data from the INTEGRIS-IPF Phase 2a Trial Demonstrating Bexotegrast 320 mg was Well Tolerated and Achieved Statistically Significant FVC Increase in Patients with Idiopathic Pulmonary Fibrosis,” is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 22, 2023, titled “Pliant Therapeutics Announces Positive Data from the INTEGRIS-IPF Phase 2a Trial Demonstrating Bexotegrast 320 mg was Well Tolerated and Achieved Statistically Significant FVC Increase in Patients with Idiopathic Pulmonary Fibrosis.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: January 23, 2023	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA Chief Financial Officer